UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 26, 2024

Mustang Bio, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38191	47-3828760
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

377 Plantation Street

Worcester, Massachusetts 01605

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MBIO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Mustang Bio, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”) on December 26, 2024, by means of an online virtual meeting platform at 9:00 a.m. Eastern Time. At the Annual Meeting, the following two proposals were approved: (i) the election of seven directors to hold office until the 2025 annual meeting of stockholders; and (ii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The two proposals are described in detail in the Company’s definitive Proxy Statement on Schedule 14A for the Annual Meeting, filed with the Securities and Exchange Commission on December 6, 2024.

As of December 4, 2024, the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 48,768,863 shares of the Company’s Common Stock were outstanding and eligible to vote with an aggregate of 48,768,863 votes; 845,385 shares of the Company’s Class A Common Stock were outstanding and eligible to vote with an aggregate of 56,359 votes; and 250,000 shares of the Company’s Class A Preferred Stock were outstanding and eligible to vote with an aggregate of 53,726,077 votes, as determined in accordance with the Company’s Amended and Restated Certificate of Incorporation. Approximately 58% of all votes were represented at the Annual Meeting, constituting a quorum.

Proposal 1

The votes with respect to the election of seven directors to hold office until the 2025 annual meeting of stockholders were as follows:

Director	For	Withheld	Broker Non-Votes
Michael S. Weiss	58,341,063	1,127,036	0
Manuel Litchman, M.D.	58,774,775	693,324	0
Lindsay A. Rosenwald, M.D.	58,357,788	1,110,311	0
Neil Herskowitz	58,737,407	730,692	0
David Jin	58,830,033	638,066	0
Adam Chill	58,881,270	586,829	0
Michael Zelefsky, M.D.	58,894,954	573,145	0

Proposal 2

The votes with respect to the ratification of KPMG LLP as the Company’s independent registered accounting firm for the year ending December 31, 2024, were as follows:

Total Votes For	Total Votes Against	Abstentions
59,374,816	62,690	30,593

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mustang Bio, Inc.

Date: January 2, 2025
	By:	/s/ Manuel Litchman, M.D.
	Name:	Manuel Litchman, M.D.
	Title:	President and Chief Executive Officer